UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2011
Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

   West Virginia                                                                       No. 0-16587                                                                          55-0672148
     (State or other jurisdiction of                                                                           (Commission File Number)                                                               (I.R.S. Employer
      incorporation or organization)                                                                                                                                        Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02	Departure of Directors or Certain Officers, Appointment of Certain Others, Compensatory Arrangements of Certain Officers

(c)           On December 20, 2011, the Board of Directors of Summit Financial Group, Inc. (the “Company”) appointed Douglas Mitchell to the position of Chief Executive Officer of the Company’s subsidiary, Summit Community Bank, Inc. effective January 2, 2012. Mr. Mitchell, age 48, has served as the Senior Vice President and Chief Banking Officer of the Company and of Summit Community Bank since 2005.

Mr. Mitchell is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement that was entered into or amended in connection with the appointment of Mr. Mitchell as an executive officer.

On December 20, 2011, the Board of Directors of the Company appointed Bradford Ritchie, age 43, to the position of President of the Company’s subsidiary, Summit Community Bank, Inc effective January 2, 2012.  Mr. Ritchie has served as President, West Virginia market, of Summit Community Bank from July 2008 until December 2011.  Prior to his employment by Summit, Mr. Ritchie served as Regional President of United Bank, West Virginia.

Mr. Ritchie is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no material plan contract or arrangement that was entered into or amended in connection with the appointment of  Mr. Ritchie as an executive officer.

Section 7 – Regulation FD

Item 7.01                      Regulation FD Disclosure

On January 6, 2012, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing the appointment of Douglas Mitchell to the position of Chief Executive Officer of the Company’s subsidiary, Summit Community Bank, Inc. effective January 2, 2012. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

On January 6, 2012, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing the appointment of Bradford Ritchie to the position of President of the Company’s subsidiary, Summit Community Bank, Inc. effective January 2, 2012. This News Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

 (c)   Exhibits

99              News Release issued on January 6, 2012

99.1           News Release issued on January 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SUMMIT FINANCIAL GROUP, INC.

Date:     January 6, 2012                                                          By:      /s/ Julie R. Cook
                   Julie R. Cook
                   Vice President &
                   Chief Accounting Officer